Exhibit 99.1

II-VI Incorporated Determines Effects of Recent U.S. Commerce Department Rule

II-VI Incorporated (Nasdaq:IIVI), a global leader in engineered materials and optoelectronic components, today shared the results of its analysis of the U.S. Commerce Department’s recent interim rule that applies to Huawei and its affiliates.

The Commerce Department placed Huawei and its affiliates on the Entity List effective May 16, 2019, restricting trade from the United States. On May 15, 2020, it issued a further rule amending General Prohibition Three by imposing a new control over certain foreign-produced items, when there is knowledge that such items are destined to a designated entity on the Entity List.

The company believes that the Commerce Department’s new rule will have no to minimal impact on the company’s sales or prospects. The company will continue to monitor the rule and Commerce Department guidance to assess any changes that may be required, and to remain fully compliant.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and optoelectronic components, is a vertically integrated manufacturing company that develops innovative products for diversified applications in communications, materials processing, aerospace & defense, semiconductor capital equipment, life sciences, consumer electronics, and automotive markets. Headquartered in Saxonburg, Pennsylvania, U.S.A., the Company has research and development, manufacturing, sales, service, and distribution facilities worldwide. The Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms, including integrated with advanced software to support our customers. For more information, please visit us at www.ii-vi.com.

Forward-looking Statements

This press release contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

The Company believes that all forward-looking statements made by it in this release have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and in the Company’s other reports filed with the Securities and Exchange Commission; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics and outbreaks that may arise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

CONTACT:	Mark Lourie
Vice President, Corporate Communications
corporate.communications@ii-vi.com
www.ii-vi.com/contact-us

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